================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         MARCH 17, 2005 (MARCH 11, 2005)

                  BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                        333-100126             71-0897613
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1610
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        On March 11, 2005, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Registrant") acquired a single-story office building containing approximately 73,349 rentable square feet located on approximately 3.97 acres of land at 2800 Mockingbird Lane in Dallas, Texas (the "2800 Mockingbird Property") through its wholly-owned subsidiary, Behringer Harvard 2800 Mockingbird, LP. The building was originally constructed in 1940, expanded in 1979 and partially renovated in 2000. The contract purchase price for the 2800 Mockingbird Property was $6,350,000, excluding closing costs. The Registrant used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition.

        The 2800 Mockingbird Property is 100% leased to one tenant, Government Records Services, Inc., on a triple-net basis through September 2010. Government Records Services, Inc., a division of Affiliated Computer Services, Inc. ("ACS"), is a government document processor that leases 73,349 square feet for a current monthly base rent of $60,000 through September 2010, with no options to extend the lease.

        The purchase price for the transaction was determined through negotiations between the sellers of the property, William D. Oates and Marilyn Oates, unaffiliated third parties, and Behringer Harvard Advisors I LP, the Registrant's general partner. In evaluating the 2800 Mockingbird Property as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, costs of physical plant maintenance, location, environmental issues, demographics, credit worthiness of tenant, quality of tenant, lease terms and price per square foot. The Registrant's general partner believes that the 2800 Mockingbird Property is well located, has acceptable roadway access, attracts a high-quality tenant, is well maintained, adequately insured and has been professionally managed.

        HPT Management Services LP (the "Management Company"), an affiliate of the Registrant, has the sole and exclusive right to manage and arrange for leasing of the 2800 Mockingbird Property. Among other things, the Management Company will have the authority to negotiate and enter into leases of the property on behalf of the Registrant, to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that the Registrant provide sufficient funds for the payment of operating expenses. As compensation, the Management Company will receive a property management fee equal to 4% of annual gross revenues. The Management Company has subcontracted certain of its on-site management services to Trammell Crow Services, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before May 27, 2005, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

        (b)     Pro Forma Financial Information.

        See Paragraph (a) above.

        (c)     Exhibits.

        None.

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP

                                By:      Behringer Harvard Advisors I LP
                                         Co-General Partner



Dated:  March 17, 2005          By:       /s/Gary S. Bresky
                                          --------------------------------------

                                          Gary S. Bresky
                                          Chief Financial Officer and Treasurer


                                       3